UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 23, 2021

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2021, the Board of Directors of Capricor Therapeutics, Inc., a Delaware corporation (the “Company”), elected Karimah Es Sabar as a member of the Company’s Board of Directors (the “Board”) effective immediately. Ms. Es Sabar will receive standard non-employee director compensation under the Company’s policies. Ms. Es Sabar does not have any relationship with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Ms. Es Sabar brings over 35 years of biopharma leadership, drug development, venture investing and transactional experience to the Company’s Board. Currently, she holds the position of CEO and Partner at Quark Venture LP, leading their global health sciences enterprise. Prior to Quark Venture, Ms. Es Sabar was President and CEO responsible for developing and executing on the overall strategic direction, at the Centre for Drug Research and Development (CDRD), Canada’s national drug development and commercialization centre. Prior to this, Ms. Es Sabar held senior management positions with multinational pharmaceutical companies, most notably as Director International Division, and later Head Marketing and Business Development at Pasteur Merieux Connaught (Sanofi Pasteur) based in Toronto. Ms. Es Sabar holds degrees in Neurochemistry, Biochemistry, Chemistry from the Institute of Psychiatry, University of London and University of Salford Manchester, and an Executive Certificate in Management and Leadership from the MIT Sloan School of Management.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, titled “Capricor Therapeutics Announces the Appointment of Karimah Es Sabar to its Board of Directors”, dated July 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: July 27, 2021	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer